SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            March 7, 2003
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                    000-25015               84-1127336
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 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             file number)          Identification No.)


975 Weiland Road, Buffalo Grove, Illinois                   60089
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(Address of principal executive offices)                 (zip code)




Registrant's telephone number, including area code        (847) 229-8200
                                                  ------------------------------




                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  On March 7, 2003, Worldport Communications, Inc. issued a press release announcing the completion of it's repurchase of approximately 99% of its outstanding preferred stock from The Heico Companies LLC. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------


                  (c)  Exhibits.

                       Exhibit No.            Description
                       -----------            -----------

                       99.1 Press Release dated March 7, 2003 announcing the repurchase of preferred stock.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  March  10, 2003                      WORLDPORT COMMUNICATIONS, INC.


                                            By:   /s/ Jon Hicks
                                                 -------------------------------
                                                          Jon Hicks